                                                                   EXHIBIT 10.38

                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this ____ day of ____________, ____ is entered into by and between Embedded Support Tools Corporation, a Massachusetts corporation with its principal place of business at 120 Royall Street, Canton, Massachusetts 02021(the "Company"), and Nicholas Lossky of _________ (the "Executive").

     WHEREAS, the Company desires to employ the Executive, and the Executive is willing to be employed by the Company, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Term of Employment. The Company hereby agrees to employ the Executive,
        ------------------
and the Executive hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the three-year period commencing on the completion of a public offering of its common stock (the "Employment Period"). This Agreement will take effect immediately but shall expire without any further force and effect if no public offering is completed by May 1, 2000.

     2. Title; Capacity. Executive shall serve as Vice President of Sales for
        ---------------
Europe. Executive shall be based at the Company' principal place of business. Executive shall be subject to the supervision of, and shall have such authority and duties as is delegated to him by, the Board of Directors (the "Board"). Executive hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board shall from time to time reasonably assign to the Executive. The Executive agrees to devote his entire business time, attention and energies to the business and interests of the Company during the Employment Period. The Executive agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company.

     3. Compensation and Benefits.
        -------------------------

     3.1 Salary. The Company shall pay the Executive in an annual salary of
         ------
$150,000.00 during the Employment Period in installments conforming to the prevailing Company-wide payroll policies.

     3.2 Bonus. In addition to base salary, Executive shall be entitled in each
         -----
year during the Employment Period to a bonus of $35,000.00 based on the Company's performance targets, and to a commission package totaling $80,000.00.

     3.3 Fringe Benefits. Executive shall be entitled to participate in all
         ---------------
bonus and benefit programs that the Company establishes and makes available to its key employees, if any, to the extent that Executive's position, tenure, salary, age, health and other qualifications make the

Executive eligible to participate therein. Executive shall be entitled to ___ weeks paid vacation per year.

     3.4 Reimbursement of Expenses. The Company shall reimburse the Executive
         -------------------------
for all reasonable travel, entertainment and other expenses incurred or paid by the Executive in connection with, or related to, the performance of the Executive's duties, responsibilities or services under this Agreement, upon presentation by the Executive of documentation, expense statements, vouchers and/or such other supporting information as the Company may request, provided, however, that the amount available for such travel, entertainment and
-----------------
other expenses shall be fixed in advance by the Board.

     3.5 Death of Executive. In the event of the death of the Executive during
         ------------------
the term of this Agreement, the Executive's salary and benefits earned through the date of his death shall be paid to the legal representatives of the Executive at the times specified in this Section 3.

     4. Proprietary Information and Developments.
        ----------------------------------------

     4.1  Proprietary Information.
          -----------------------

     (a) Executive agrees that all information and know-how, not in the public domain or known within the industry, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, operations, marketing, research and development or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. Executive acknowledges that in the course of his employment, the Executive will have access to and contact with Proprietary Information. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, marketing plans and customer and supplier lists. Proprietary Information shall also include "Developments" (as defined below).

     (b) Executive will not disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval by the President of the Company, either during or after his or her employment, unless and until such Proprietary Information has become public knowledge without fault by the Executive.

     (c) Executive agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, electronic or other material containing Proprietary Information, whether created by the Executive or others, which shall come into his or her custody or possession, shall be and are the exclusive property of the Company to be used by the Executive only in the performance of his or her duties for the Company.

     (d) Executive agrees that the Executive's obligation not to disclose or use information, know-how and records of the types set forth above, also extends to such types of information, know-how, records and other property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Executive in the course of the Company's business.

     (e) Upon termination of this Agreement or at any other time upon request by the Company, Executive shall promptly deliver to the Company all records, files, memoranda, notes, designs, data, reports, price lists, customer lists, drawings, plans, computer programs, software, software documentation, sketches, laboratory and research notebooks and other documents and materials (and all copies or reproductions of such materials) relating to the business of the Company.

     4.2  Developments.
          ------------

     (a) Executive will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether or not patentable or copyrightable, which are created, made, conceived or reduced to practice by the Executive or under the Executive's direction or jointly with others during the Employment Period, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

     (b) Executive agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all of his or her right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications for no additional consideration. However, this Section 4.2(b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Executive not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information.

     (c) Notwithstanding the foregoing, copyrightable developments shall be considered to be "works made for hire" (as such term is defined in the U.S. Copyright Act), and as such shall be created by the Executive for the exclusive benefit of the Company. To the extent that any Development does not qualify as a "work made for hire," all right, title and interest in and to such Development, or portion thereof, shall be assigned by the Executive to the Company for no additional consideration in accordance with the preceding paragraph.

     (d) Executive agrees to cooperate fully with the Company, both during and after the Employment Period, with respect to the procurement, maintenance and enforcement of copyrights, patents and all other intellectual property rights (both in the United States and foreign countries) relating to Developments. Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development.

     (e) Executive represents that his or her engagement by the Company and the performance of his or her duties on behalf of the Company does not, and shall not, breach any agreement that obligates Executive to keep in confidence any trade secrets or confidential or proprietary information of any other party or to refrain from competing, directly or indirectly, with the business of any other party. Executive shall not disclose to the Company any trade secrets or confidential or proprietary information of any other party.

     (f) Executive acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, that impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. Executive agrees to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of the Company under such agreements.

     4.3 Remedies. Executive acknowledges that any breach of the provisions of
         --------
this Section 4 shall result in serious and irreparable injury to the Company for which the Company cannot be adequately compensated by monetary damages alone. Executive agrees, therefore, that, in addition to any other remedy it may have, the Company shall be entitled to enforce the specific performance of this Agreement by Executive and to seek both temporary and permanent injunctive relief (to the extent permitted by law) without the necessity of proving actual damages.

     4.4. Retroactive Confirmation. For the same consideration received upon
          ------------------------
entering into this agreement, Executive hereby confirms that from the time he first entered the Company's employment, all Developments which he may claim as attributable to him during that period of employment have been disclosed and assigned to the Company or may be considered "works for hire" created for the exclusive benefit of the Company, all as if the provisions of section 4.2, including without limiting the generality of the foregoing provisions of section 4.2(d), were in full force and effect and binding upon the Executive during that period of employment.

     5. Employment Termination. The employment of the Executive by the Company
        ----------------------
pursuant to this Agreement shall terminate upon the occurrence of any of the following:

     5.1 Expiration of the Employment Period unless it is theretofore extended by mutual written agreement of the parties hereto;

     5.2 At the election of the Company, for cause, immediately upon written notice by the Company to the Executive. For the purposes of this Section 5.2, cause for termination shall be upon (a) a good faith finding by the Board of Directors of the Executive's dishonesty, gross negligence or misconduct, or (b) the conviction of the Executive of, or the entry of a pleading of guilty or nolo contendere by the Executive to, any crime involving moral turpitude or any felony;

     5.3 Immediately upon the death or disability of the Executive. As used in this Agreement, the term "disability" shall mean the inability of the Executive, due to a physical or mental disability, for a period of 180 days, whether or not consecutive, during any 365-day period to perform the services contemplated under this Agreement. A determination of disability shall be made by a physician satisfactory to both the Executive and the Company, provided that if the
                                                    -------------
Executive and the Board of Directors do not agree on a physician, the Executive and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

     5.4 At the election of the Executive, upon not less than one hundred and eighty (180) days' prior written notice to the Company; or

     5.5 At the election of the Company, upon its payment to the Executive of $200,000.00 for the earlier of (a) a period of 12 months following the termination date and (b) the balance of the Employment Period.

     6. Effect of Termination. In the event the Executive's employment is
        ---------------------
terminated for any reason, the Company shall pay to the Executive the compensation and benefits otherwise payable to him under Section 3 through the last day of the Executive's actual employment by the Company except as may be provided otherwise under section 5.5. The provisions of Sections 4 shall survive the termination of this Agreement.

     7. Non-Competition.
        ---------------

     7.1 Executive hereby acknowledges that the Company has developed and will develop substantial and valuable goodwill with its past, present and future customers as a result of substantial investments of time, effort and capital. Executive further acknowledges that he has acquired, and will continue to acquire, a high level of skill and expertise in the Company's field of business as a direct result of the Executive's employment by the Company, and that the Company will likely suffer serious competitive damage if Executive were to utilize that skill and expertise for the benefit of a competitor of the Company. Accordingly, Executive hereby covenants and agrees that, during the Employment Period or any extension thereof and for a period of one (1) year after termination of his employment by the Company for any reason or no reason, or from the date of any final judgment upholding the provisions of this Section 7, whichever is later, Executive shall not, anywhere in North America, Europe and the Pacific Rim countries, or any other state in which the Company conducts its business, engage directly, work for or become employed by or associated with any person or entity, in the same or similar lines of business as the Company.

     7.2 Executive acknowledges that the Company has a place of business, has employees or representatives, or has advertised or sold products or services in the restricted geographic region referenced in Section 7.1, thereby warranting such geographic restriction. The Company and Executive agree that the duration and geographic scope of the non-competition provisions set forth in this Section 7 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that either such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. Executive expressly grants to the Company for a period of up to one (1) year, as the case may be, following the termination of this Agreement the right to notify any person at any time of the terms of this restrictive covenant.

     7.3 The provisions of this Section 7 shall survive any termination of this Agreement.

     8. Notices. Any notice required or permitted by this Agreement shall be
        -------
given by registered or certified mail, return receipt required, addressed to the Company at its then principal office, or to the Executive at his address specified below, or to either party hereto at such other address or addresses as he or it may from time to time specify for the purpose in a notice similarly given.

     9. Entire Agreement. This Agreement contains the entire agreement of the
        ----------------
parties relating to the subject matter hereof, and there are no agreements, representations or warranties not herein set forth. No modification of this Agreement shall be valid unless in writing and signed by the parties hereto. The waiver or breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

     10. Amendment. This Agreement may be amended or modified only by a written
         ---------
instrument executed by both the Company and the Executive.

     11. Governing Law. This Agreement shall be construed, interpreted and
         -------------
enforced in accordance with the laws of the Commonwealth of Massachusetts.

     12. Successors and Assigns. This Agreement shall extend to and be binding
         ----------------------
upon the Executive, his legal representative or representatives and testate or intestate distributees, and this Agreement shall extend to and be binding upon the Company, its successors and assigns. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of this Company (including this Agreement) whether by operation of law or otherwise.

     13. Remedies. The rights and remedies of the parties hereunder shall not be
         --------
mutually exclusive, i.e., the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Each of the parties confirms that damages at law will be an inadequate remedy for a breach or threatened breach of this Agreement and agrees that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it, limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder shall be enforceable in equity as well as at law or otherwise. Anything in the contrary notwithstanding, neither party shall seek or be entitled to punitive damages for any breach alleged of the other and each party hereby waives his or its right to a jury trial on any matters in dispute under the Agreement.

     14. Severability. In the event that any section of this Agreement, or any
         ------------
provision of any such section, shall for any reason be held to be wholly invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other section hereof, or any other provisions of any affected section, and this Agreement shall be construed as if, and enforced as fully as if, such invalid, illegal or unenforceable section or provisions had never been contained herein. In the event any section, or any provision thereof, is found to be partially invalid, illegal or unenforceable (on the ground, for example, that it is excessive in scope), then such section or provision shall be enforced to the extent not invalid, illegal or unenforceable, and its partial invalidity, illegality or unenforceability shall not affect any other section of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement under seal as of the day, month and year first above.


COMPANY:                        EMBEDDED SUPPORT TOOLS CORPORATION,
                                a Massachusetts corporation


                                By:
                                    -----------------------------------------
                                    Name:
                                    Title:


EXECUTIVE:
                                    -----------------------------------------

                                    Print Name:
                                                -----------------------------

                                    Address:
                                                -----------------------------

                                                -----------------------------

                              ACKNOWLEDGMENT UPON

                           TERMINATION OF EMPLOYMENT
                           -------------------------

     On this ____ day of ____________________, 20__, I have reread the Executive Employment Agreement dated as of ____________________, ___ by and between the undersigned and agree to abide by its terms.


EXECUTIVE:
                                    -----------------------------------------

                                    Print Name:
                                                -----------------------------

                                    Address:
                                                -----------------------------

                                                -----------------------------




COMPANY:                        Embedded Support Tools Corporation, a
                                Massachusetts corporation


                                By:
                                    -----------------------------------------
                                    Name:
                                    Title: